Exhibit 10.1

                  Financial Federal Corporation

  Amended and Restated 1998 Stock Option/Restricted Stock Plan

           (As Amended and Restated December 15, 2005)

      Section 1. Purpose. The purpose of this Financial Federal Corporation Amended and Restated 1998 Stock Option/Restricted Stock Plan (the "Plan") is to promote the interests of Financial Federal Corporation, a Nevada corporation (the "Company") and any Subsidiary thereof, and its stockholders by providing an opportunity to selected employees, officers and Directors of the Company or any Subsidiary thereof, as of the date of the adoption of this Plan or at any time thereafter, to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons, and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of Restricted Stock and/or "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company. Under this Plan, the Committee shall have the authority (in its sole discretion) to grant Restricted Stock, ISOs and non-qualified options.

      Section 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

      2.1. "Board of Directors" shall mean the Board of Directors of the Company.

     2.2. "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

      2.3. "Director" means any individual who is a member of the Board of Directors of the Company.

      2.4. "Committee" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

      2.5. "Common Stock" shall mean the Common Stock, $0.50 par value, of the Company.

      2.6. "Disability" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Options other than ISOs, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

      2.7. "Employee" shall mean (i) with respect to an ISO, any person including an officer or Director of the Company, who at the time an ISO is granted to such person hereunder, is employed on a full-time basis by the Company or any Subsidiary of the Company; and (ii) with respect to a Non-Qualified Option or Restricted Stock any person employed by, or performing services for the Company or any Subsidiary of the Company, including, without limitation, Directors and officers.

     2.8. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source the Committee deems reliable. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the man between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

      2.9. "ISO" shall mean an Option to purchase Common Stock granted under the Plan, which constitutes and shall be treated as an "incentive stock option" as defined in Section 422 of the Code.

     2.10. "Nonemployee Director" means a Director who is not employed by the Company or any corporation or any other entity controlling, controlled by, or under common control with the Company.

      2.11. "Non-Qualified Option" shall mean an Option to purchase Common Stock granted to a Participant pursuant to the Plan, which is not intended to be an ISO.

      2.12.      "Option"  shall mean any  ISO  or  Non-Qualified
Option granted to an Employee pursuant to this Plan.

      2.13. "Participant" shall mean any Employee to whom an Option or Restricted Stock is granted under this Plan.

      2.14.      "Parent"  shall have the meaning  set  forth  in
Section 424(e) of the Code.

      2.15 "Restricted Stock" means a share of Common Stock awarded under the Plan.

      2.16 "Restricted Stock Agreement" means the agreement described in Section 7 evidencing each award of Restricted Stock.

      2.17.     "Subsidiary" shall have the meaning set forth  in
Section 424(f) of the Code.

      Section 3. Eligibility. Subject to Section 4.3, Options or Restricted Stock may be granted to any Employee. The Committee shall have the sole authority to select the person(s) to whom Options or Restricted Stock are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option or an ISO or any combination thereof in accordance with Section 5. The Committee, in its sole discretion, shall determine the number of shares of Common Stock subject to each Option, provided that during any fiscal year of the Company, no Participant shall be granted Options covering more than 150,000 shares of Common Stock. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

     Section 4.     Common Stock Subject to the Plan.

      4.1. The total number of shares of Common Stock for which Options or Restricted Stock may be granted under this Plan shall not exceed in the aggregate 3,750,000 shares of Common Stock.

      4.2. The shares of Common Stock that may be subject to Options or Restricted Stock granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock, as the Board of Directors shall determine. In the event that any outstanding Option or Restricted Stock expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option or Restricted Stock may again be subject to an Option or Restricted Stock granted under this Plan. If any shares of
Common Stock acquired pursuant to the exercise of an Option or grant of Restricted Stock shall have been repurchased by the Company, then such shares shall again become available for issuance pursuant to this Plan.

     4.3. Special ISO Limitations.

      (a) The aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

     (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless the Option price is at least 110% of the Fair Market Value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five (5) years from the date it is granted.

       (c) No ISO may be exercised after the Employee's termination of employment for any reason other than Disability or death, unless (a) the Employee dies while employed by the Company, or (b) the Option agreement or the Committee permits later exercise. No ISO may be exercised more than one (1) year after the Employee's termination of employment on account of Disability, unless (i) the Employee dies during such one-year period; and (ii) the Option agreement or the Committee permit later exercise.

      (d) Except as otherwise provided in Section 4.3(b), no ISO may be exercised after the expiration of ten (10) years after the date such ISO was granted.

     Section 5.     Administration of the Plan.

      5.1. The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

      5.2. Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted Options or Restricted Stock; (b) prescribe the terms and conditions of the Restricted Stock or Options (other than the Options granted to Nonemployee Directors); (c) interpret the Plan and the Restricted Stock and Options; (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith; and (e) interpret, amend or revoke any such rules.

      5.3. Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company.

      5.4. Nonemployee Director Grants. Notwithstanding any contrary provision of this Section 5, the Board of Directors shall administer Options or Restricted Stock granted to Nonemployee Directors under the Plan, and the Committee shall exercise no discretion with respect to such Options or Restricted Stock. In the Board of Directors' administration of Options or Restricted Stock granted to Nonemployee Directors, the Board of Directors shall have all of the authority and discretion
otherwise   granted  to  the  Committee  with  respect   to   the
administration of the Plan.

      5.5. Decisions Binding. All determinations and decisions made by the Committee, the Board of Directors, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

     Section 6.     Terms and Conditions of Options.

      6.1. ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee and shall be set forth in a written ISO Agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

          The terms and conditions of each ISO Agreement shall include the following:


     (a) The Option price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 4.3(b) hereof) of the Fair Market Value of the shares of Common Stock subject to the ISO on the date the ISO is granted.

      (b) ISOs, by their terms, shall not be transferable, pledgeable or otherwise encumberable (whether voluntarily, involuntarily or by operation of law) by a Participant (other than by will or the laws of descent and distribution) and may be exercised during a Participant's lifetime only by a Participant and not by any transferee, pledgee, lienholder, trustee, receiver, conservator or other fiduciary, custodian or successor to a Participant or of a Participant's assets and property (including any Trustee in Bankruptcy or Assignee for the Benefit of Creditors).

      (c) The Committee shall fix the term of all ISOs granted pursuant to the Plan (including the date on which such ISO shall expire and terminate), provided, however, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five (5) years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Board of Directors (or the Committee) in its sole discretion.

      (d) In the event that the Company is required to withhold any Federal, state, local or employment taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, local or employment taxes required to be withheld or, if such payments are insufficient to satisfy such Federal, state, local or employment taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company, of the aggregate amount of any such taxes. A Participant may use issued and outstanding Common Stock for the payment of taxes. All matters with respect to the total amount of taxes to be withheld in respect to any such compensation income shall be determined by the Board of Directors in its sole discretion.

      (e) In the sole discretion of the Committee, the terms and conditions of any ISO may (but need not) include any of the following provisions:

           (i) In the event a Participant shall cease to be employed by the Company or a Parent or Subsidiary of the Company on a full-time basis for any reason other than as a result of his death or Disability, the unexercised portion of any ISO held by such Participant at that time shall expire.

           (ii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his Disability, the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed; but in no event may such exercise occur after the date upon which the term of such ISO would have otherwise expired.

           (iii) In the event a Participant shall die while a full-time Employee of the Company or a Parent or Subsidiary of the Company, the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within six (6) months after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death; but in no event may such exercise occur after the date upon which such ISO would have otherwise expired. In such event, such ISO may be exercised by the legal representative of the Participant's estate or by any person or persons who shall have acquired such Option by bequest or inheritance.

      6.2. Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written Non-Qualified Option Agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422 of the Code and will be a "non-qualified stock option" for federal income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Option granted hereunder.

      The  terms  and  conditions  of each  Non-Qualified  Option
Agreement shall include the following:

      (a) The Option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the Fair Market Value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted.

      (b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may, but need not, be more than ten (10) years from the date on which such Non-Qualified Options are granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

       (c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

      (d) In the event that the Company is required to withhold any Federal, state, local or employment taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, local or employment taxes required to be so withheld or, if such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation
income  shall  be  determined  by  the  Committee  in  its   sole
discretion.

      (e) In the sole discretion of the Committee, the terms and conditions of any Non-Qualified Option may (but need not) include any of the following provisions:

           (i) In the event a Participant shall cease to be employed by the Company or a Parent or Subsidiary of the Company on a full-time basis for any reason other than as a result of his death or Disability, the unexercised portion of any Non-Qualified Option held by such Participant at that time shall expire.

           (ii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his Disability, the unexercised portion of any Non-Qualified Option held by such Participant at that time may only be exercised within one (1) year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be so employed; but in no event may such exercise occur after the date upon which the term of such Non-Qualified Option would have otherwise expired.

           (iii) In the event a Participant shall die while a full-time employee of the Company or a Parent or Subsidiary of the Company, the unexercised portion of any Non-Qualified Option held by such Participant at the time of his death may only be exercised within six (6) months after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Non-Qualified Option at the time of his death; but in no event may such exercise occur after the date upon which such Non-Qualified Option would have otherwise expired. In such event, such Non-Qualified Option may be exercised by the legal representative of the Participant's estate or by any person or persons who shall have acquired such Option by bequest or inheritance.

      6.3.  Other  Terms.   Each ISO Agreement and  Non-Qualified
Option Agreement may include any additional provisions as the Committee in its sole discretion may determine as appropriate and necessary.

     Section 7.     Terms and Conditions for Awards of Restricted
Stock.

     (a) Awards under the Plan may be granted in the form of Restricted Stock.

     (b) Each award of Restricted Stock under the Plan shall be evidenced by a Restricted Stock Agreement between the Participant and the Company. Such award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Restricted Stock Agreement. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

      (c) Restricted Stock may be issued with or without cash consideration under the Plan.

      (d) Each Award of Restricted Stock shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or retirement or other events.

      (e) Except as mandated for required tax withholding, or in a Restricted Stock Agreement, or as required by applicable law, a Restricted Stock granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 7(e) shall be void. However, this Section 7(e) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock in the event of the Participant's death, nor shall it preclude a transfer of Restricted Stock by will or by the laws of descent and distribution.

       (f) Trusts. Neither this Section 7 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.

       (g) Voting and Dividend Rights. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted
Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional
Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional
Restricted Stock shall not reduce the number of Shares available under Section 4.

     Section 8.     Adjustments.

     (a) In the event that after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger, consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the Option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share) or to a grant of Restricted Stock, provided, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs; and (ii) the number of shares of Common Stock for which Options or Restricted Stock may be granted under this Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

      (b) Notwithstanding the foregoing, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of their shares, including without limitation, through purchases, merger or otherwise; or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, the Board of Directors may make such adjustment as it deems equitable in respect of outstanding Options or Restricted Stock including, without limitation, the revision or cancellation of any outstanding Options or Restricted Stock. Any such determination by the Board of Directors shall be effective and binding for all purposes of this Plan.

       Section   9.       Effect  of  the  Plan   on   Employment
Relationship.

     Neither this Plan nor any Option or Restricted Stock granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

      Section  10.     Amendment  of  the  Plan.   The  Board  of
Directors may amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding stock of the Company entitled to vote thereon at a meeting, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 8 hereof) the aggregate number of shares of Common Stock for which Options or Restricted Stock may be granted hereunder; (ii) to decrease the minimum exercise price specified by the Plan in respect of ISOs; or (iii) to change the class of Employees eligible to receive ISOs under the Plan.

      Section 11. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten (10) years after the date of its initial adoption by the Board of Directors. No Options or
Restricted Stock may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Restricted Stock or Option theretofore granted under the Plan.

      Section 12. Effective Date of the Plan. This Plan was originally effective as of September 28, 1998, the date on which the Plan was adopted by the Board of Directors of the Company. The original version of this Plan was approved by the Company's stockholders at the Company's annual meeting in 1998.


     IN WITNESS WHEREOF, the Company has caused this Plan to be signed by its duly authorized officer as of the 15th day of December, 2005.


                              FINANCIAL FEDERAL CORPORATION


                              By:  /s/ Paul R. Sinsheimer
                                   Paul R. Sinsheimer
                                   Chief Executive Officer and
                                   President